UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2005
REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)
One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)
(415) 389-7373
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
Exhibits
Exhibit 99.1 Supplemental Financial Information for the Quarter Ended September 30, 2005
Exhibit 99.2 Press Release, dated November 4, 2005

Item 2.02 Results of Operations and Financial Condition.
On November 4, 2005, Redwood Trust, Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended September 30, 2005, and released supplemental financial information for the quarter ended September 30, 2005. The Company hereby furnishes, as exhibits to this current report on Form 8-K, a copy of the third quarter 2005 press release and supplemental financial information.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1 Supplemental Financial Information for the Quarter Ended September 30, 2005
99.2 Press Release, dated November 4, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2005	REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Vice President, Chief Financial
Officer, Controller, Treasurer, and
Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Supplemental Financial Information for the Quarter Ended September 30, 2005
99.2	Press Release, dated November 4, 2005